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                                                                   EXHIBIT 10.27

                       AMENDMENT TO EMPLOYMENT AGREEMENT

Section 7(a) ("Resignation for Good Reason Following Change of Control") of the Employment Agreement executed between USA Waste Services, Inc. (the "Company"), and Bruce E. Snyder ("Executive") is hereby amended to as follows:

     Subsection 7(a)(iv) contained in the current Employment Agreement will be replaced with the following new subsection:

     (iv) THE CHANGE OF EXECUTIVE'S PRINCIPAL PLACE OF EMPLOYMENT TO A LOCATION MORE THAN FIFTY (50) MILES FROM SUCH PRINCIPAL PLACE OF EMPLOYMENT, EXCEPT FOR REQUIRED TRAVEL ON THE COMPANY'S BUSINESS TO AN EXTENT SUBSTANTIALLY CONSISTENT WITH EXECUTIVE'S BUSINESS TRAVEL OBLIGATIONS IMMEDIATELY BEFORE A CHANGE IN CONTROL;

All remaining terms of the Employment Agreement shall continue in full force and effect.

AGREED:

/s/ BRUCE E. SNYDER                          12/1/97
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BRUCE E. SNYDER                            Date


USA WASTE SERVICES, INC.

By:  /s/ SUSAN J. PILLAR                     12/1/97
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                                           Date
Its: Vice President
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